UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 23, 2019

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

P.O. Box 619100, Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip Code)

(972) 281-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                   Other Events.

On April 23, 2019, Kimberly-Clark Corporation (the “Corporation”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives for the several underwriters named therein, for the issuance and sale by the Corporation of $700,000,000 aggregate principal amount of 3.200% Notes due April 25, 2029 (the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Corporation’s registration statement on Form S-3 (File No. 333-229547) filed on February 7, 2019.

The Notes were issued under an Indenture (as amended and supplemented, the “Indenture”), dated as of March 1, 1988, by and among the Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The First National Bank of Chicago) as Trustee (originally executed with Bank of America National Trust and Savings Association) and an officers’ certificate dated April 25, 2019 by the Corporation with respect to the Notes (the “Officers’ Certificate”).

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1. A Form of the Notes is attached hereto as Exhibit 4.1. A copy of the Officers’ Certificate is attached hereto as Exhibit 4.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 1.1	Underwriting Agreement, by and among the Corporation and the representatives for the several underwriters named therein, dated as of April 23, 2019

Exhibit 4.1	Form of 3.200% Notes due April 25, 2029

Exhibit 4.2

First Amended and Restated Indenture dated as of March 1, 1988 between the Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The First National Bank of Chicago) as Trustee (originally executed with Bank of America National Trust and Savings Association) (incorporated by reference to Exhibit No. 4.1 to the Registration Statement on Form S-3 filed on February 2, 1998 (Registration No. 333-45399))

Exhibit 4.3	Officers’ Certificate of the Corporation pursuant to the Indenture, dated April 25, 2019

Exhibit 5.1	Opinion of Gibson, Dunn & Crutcher LLP

Exhibit 23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: April 26, 2019	By:	/s/ Flavio Costa
Flavio Costa
Vice President and Treasurer